CONFIDENTIAL

AMENDMENT NUMBER ONE TO THIRD FORBEARANCE AGREEMENT

This Amendment Number One to Third Forbearance Agreement dated as of February 26, 2013 (the “Amendment Agreement”), is entered into by and among: (i) CPI Corp., a Delaware corporation (the “Borrower” also referred to herein as the “Company”); (ii) Consumer Programs Incorporated, a Missouri corporation (“CP Inc.”), CPI Canadian Holdings, Inc., a Delaware corporation (“CPI Canada Holdings”), CPI Images, L.L.C., a Missouri limited liability company (“Images”), CPI International Holdings, Inc., a Delaware corporation (“CPI International”), Texas Portraits L.P., a Delaware limited partnership (“Texas”), Centrics Technology, Inc., a Delaware corporation (“Centrics”), and Image Source Inc., a Missouri corporation (“ISI,” and, with CP Inc., CPI Canada Holdings, Images, CPI International, Texas and Centrics, each an “Original Guarantor” and, collectively, the “Original Guarantors”); (iii) Bella Pictures Holdings, LLC, a Delaware limited liability company (“Bella”), and Sandy Realty Holdings, LLC, a Missouri limited liability company (“Sandy” and, with Bella, each an “Additional Guarantor” and collectively, the “Additional Guarantors”); (iv) CPI Corp., an unlimited liability company organized under the laws of Nova Scotia (“CPI Canada”), CPI Portrait Studios of Canada Corp., an unlimited liability company organized under the laws of Nova Scotia (“Studios Canada”), CPI Canadian Images, an Ontario partnership (“Images Canada” and with CPI Canada and Studios Canada, each a “Canadian Guarantor”, and collectively, the “Canadian Guarantors”); and (v) Bank of America, N.A., as Administrative Agent (“Administrative Agent”) for the various financial institution parties identified as Lenders in the Credit Agreement (collectively, “Lenders”). Borrower, the Original Guarantors, the Additional Guarantors and the Canadian Guarantors are collectively referred to herein as the “Borrower Parties.”
RECITALS
A.Lenders extended a loan to Borrower (the “Loan”) pursuant to that certain Credit Agreement dated as of August 30, 2010, as amended by that certain First Amendment to Credit Agreement dated December 16, 2011 (the “First Amendment”), as further amended by that certain Forbearance Agreement dated May 18, 2012 (the “Forbearance Agreement”), as further amended by that certain Second Amendment to Credit Agreement dated as of June 6, 2012 (“Second Amendment”), as further amended by that certain Third Amendment to Credit Agreement dated as of August 28, 2012 (“Third Amendment”), as further amended by that certain Fourth Amendment to Credit Agreement dated as of November 9, 2012 (“Fourth Amendment”), as further amended by that certain Second Forbearance Agreement dated December 28, 2012 (the “Second Forbearance Agreement”), and as further amended by that certain Third Forbearance Agreement dated January 29, 2013 (the “Third Forbearance Agreement”), and collectively with the above, the “Credit Agreement”).
B.The Company and the Original Guarantors executed and delivered that certain Guaranty and Collateral Agreement dated as of August 30, 2010 (the “Guaranty/Collateral Agreement”), pursuant to which, among other things, the Original Guarantors guaranteed the Company’s payment and performance of its obligations under the Credit Agreement and the Company and the Original Guarantors granted Administrative Agent a security interest in the

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Collateral (as defined therein). The Additional Guarantors executed and delivered a Joinder Agreement to the Guaranty/Collateral Agreement dated as of May 23, 2012, pursuant to which the Additional Guarantors assumed, jointly and severally with the Original Guarantors, all of the obligations of the Company and the Original Guarantors arising under the Guaranty/Collateral Agreement. The Canadian Guarantors executed and delivered a Joinder Agreement to the Guaranty/Collateral Agreement dated as of December 28, 2012, pursuant to which the Canadian Guarantors assumed, jointly and severally with the Original Guarantors and the Additional Guarantors, all of the obligations of the Company. The Credit Agreement and the Guaranty/Collateral Agreement, together with any and all other instruments and agreements that evidence, relate to, or secure the Loan (including this Amendment Agreement), as such instruments and agreement have been amended or are amended, are hereinafter collectively referred to as the “Loan Documents.”
C.The Third Forbearance Agreement identified certain Events of Default that existed under the Loan Documents as of the date of Third Forbearance Agreement (collectively, the “Existing Defaults”), which have not been cured.
D.Pursuant to the terms of the Third Forbearance Agreement, the forbearance period expired on February 15, 2013. The Lenders agreed informally to extend the forbearance period to February 20, 2013. The Company on behalf of each of the Borrower Parties has requested that the Administrative Agent, for itself and for the benefit of each Lender, agree to extend the forbearance period to March 6, 2013. Although it is under no obligation to do so, Administrative Agent is willing to forebear from exercising its rights and remedies by extending such forbearance period to March 6, 2013 strictly pursuant to the terms and conditions set forth herein.
AGREEMENT
Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

1.RECITALS. All of the foregoing recitals and statements are hereby affirmed by the Borrower Parties as true statements of fact and may be used as binding admissions in a court of law or equity, or other judicial or non-judicial proceedings.
2.    DEFINED TERMS. Unless otherwise defined in this Amendment Agreement, all capitalized terms used herein as defined terms shall have the meanings given to them in the Loan Documents.
3.    TERM OF FORBEARANCE. Borrower Parties and Administrative Agent, for itself and for the benefit of each Lender, agree to amend the definition of the term “Extended Forbearance Period” and the term “Extended Forbearance Period Termination Date” by deleting the referenced date of February 15, 2013 and inserting in its place the date of March 6, 2013.
4.    NOTICE OF INTENTION TO ENFORCE SECURITY AGAINST CANADIAN GUARANTORS. NOTWITHSTANDING THE AGREED UPON FORBEARANCE, THE BORROWER PARTIES ACKNOWLEDGE AND AGREE THAT THE ADMINISTRATIVE AGENT WAS ENTITLED TO DELIVER THE DEMAND LETTER DATED FEBRUARY 22, 2013, ENCLOSING THE “NOTICE OF INTENTION TO ENFORCE

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SECURITY” DATED FEBRUARY 22, 2013, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT A (THE “NOI”) AND THE BORROWER PARTIES ACKNOWLEDGE AND AGREE THE NOI HAS BEEN RECEIVED BY THE CANADIAN GUARANTORS AND WAS VALIDLY DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN DOCUMENTS AND THE BANKRUPTCY AND INSOLVENCY ACT (CANADA) AND NOTHING IN THIS AMENDMENT AGREEMENT OR ANY PRIOR FORBEARANCE AGREEMENT SHALL TOLL THE RUNNING OF OR STAY THE TEN DAY NOTICE PERIOD SET FORTH IN THE NOI; PROVIDED, HOWEVER, IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE THIRD FORBEARANCE AGREEMENT, AS AMENDED HEREBY, NEITHER THE ADMINISTRATIVE AGENT NOR THE LENDERS SHALL TAKE FURTHER OR ADDITIONAL STEPS TO ENFORCE THEIR SECURITY DURING THE EXTENDED FORBEARANCE PERIOD, NOTWITHSTANDING THAT THE NOTICE PERIOD SET OUT IN THE NOI MAY HAVE EXPIRED DURING THE EXTENDED FORBEARANCE PERIOD.
5.    LETTERS OF CREDIT. Several Letters of Credit have been issued and are outstanding under the terms of the Credit Agreement. Eight (8) of those Letters of Credit expire (“Expiring Letters of Credit”) within the next six (6) months. The Expiring Letters of Credit, with their stated beneficiary, amount and current expiration are set forth below:

LC #	BENEFICIARY	AMOUNT	CURRENT EXPIRATION
3096943	THE TRAVELERS INDEMNITY COMPANY	$ 80,381.00	5/6/2013
3096945	SAFETY NATIONAL CASUALTY CORPORATION	$ 200,000.00	4/29/2013
3097045	RELIANCE INSURANCE COMPANY	$ 573,877.00	6/6/2013
3097046	MUTUAL INDEMNITY LTD.	$ 90,000.00	6/5/2013
3097047	LUMBERMEN’S MUTUAL CASUALTY COMPANY AND AMERICAN MOTORISTS INSURANCE COMPANY AND AMERICAN MANUFACTURERS MUTUAL INSURANCE COMPANY AND AMERICAN PROTECTION INSURANCE COMPANY	$ 210,000.00	6/5/2013
3097049	THE TRAVELERS INDEMNITY COMPANY	$11,122,500.00	6/6/2013
3097050	ARROWOOD INDEMNITY COMPANY	$ 23,000.00	6/6/2013
3097052	WAL-MART STORES, INC.	$ 1,500,000.00	6/6/2013

            The Borrower Parties have requested the Lenders to renew the Expiring Letters of Credit. Although the Administrative Agent is under no obligation to do so, the Administrative Agent, subject to its sole and absolute discretion, may renew each of the Expiring Letters of Credit for up to one (1) year from their current expiration date regardless of whether or not the Extended Forbearance Period Termination Date has or has not passed. The renewal of the Expiring Letters of Credit

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whether occurring before or after the Extended Forbearance Period Termination Date (or the Termination Date) shall not: (a) constitute any waiver, release, modification, or forbearance (other than the express forbearance terms agreed to by the Administrative Agent and the Lenders under the Third Forbearance Agreement, as amended by this Amendment Agreement) by the Administrative Agent or the Lenders with respect to the Existing Defaults or the express terms of the Loan Documents, including, without limitation, the Third Forbearance Agreement as amended; or (b) prohibit the Administrative Agent or the Lenders from exercising their rights and remedies with respect to the Existing Defaults subsequent to the Extended Forbearance Period Termination Date (all of which rights and remedies are hereby reserved in full).

6.    AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. Effective as of the date of this Amendment Agreement, the definition of the term “Termination Date” as set forth in the Credit Agreement and the other Loan Documents is amended to read as follows:
“The definition of “Termination Date” as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to mean: “the earlier to occur of (a) March 6, 2013, (b) the Extended Forbearance Period Termination Date (as defined in the Third Forbearance Agreement dated as of January 29, 2013, as amended by an Amendment Number One to Third Forbearance Agreement dated as of February 26, 2013), or (c) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.”
7.    CONFIRMATION OF COLLATERAL/FURTHER ASSURANCES. Each Borrower Party hereby: i) confirms to Administrative Agent that all security interests and liens heretofore granted by it to Administrative Agent, for the benefit of the Lenders, securing the obligations of any Borrower Party to Administrative Agent or any Lender arising out of the Loan Documents; ii) acknowledges and agrees that all such obligations shall continue to be secured by any and all such security interests and liens except as expressly provided herein; and iii) agrees to execute and deliver to Administrative Agent and each Lender any and all agreements and other documentation and to take any and all actions reasonably requested by Administrative Agent and each Lender at any time to assure the perfection, protection, priority, and enforcement of Administrative Agent and each Lender’s rights under the Loan Documents, with respect to all such security interests and liens, at Borrower Parties’ sole cost and expense.
8.    BINDING EFFECT. This Amendment Agreement shall be binding upon each Borrower Party and Administrative Agent, and their respective successors and assigns, and shall inure to the benefit of such parties and their respective successors and assigns; provided, however, that no Borrower Party may assign any rights arising from this Amendment Agreement or any Loan Documents without Administrative Agent’s prior written consent, and any prohibited assignment shall be null and void.
9.    COUNTERPARTS; EFFECTIVENESS. This Amendment Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart, whether delivered by facsimile, email, or other electronic delivery, shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

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10.    AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Amendment Agreement shall be effective unless set forth in a writing signed by the parties hereto.
11.    GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the provisions of Section 15.7 of the Credit Agreement.
12.    SEVERABILITY. Any provision of this Amendment Agreement that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void, or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Amendment Agreement are declared to be severable.
13.    RELEASE. As a material part of the consideration for Administrative Agent entering into this Amendment Agreement, each Borrower Party (collectively “Releasor”) agrees as follows (the “Release Provision”):
13.1    Releasor hereby releases and forever discharges Administrative Agent and each Lender and such parties’ predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to have against any of the Lender Group, in each case to the extent arising or accruing prior to and including February 26, 2013; provided, however, that Administrative Agent and each Lender shall not be released hereby from any obligation to pay to Releasor any amounts that Releasor may have on deposit with Administrative Agent or such Lender, in accordance with applicable law and the terms of the documents establishing any such deposit relationship.
13.2    Releasor agrees not to sue any of the Lender Group or in any way assist any other person or entity in suing any of the Lender Group with respect to any claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.
13.3    Releasor is the sole owner of the claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

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13.4    Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent to enter into this Amendment Agreement on behalf of itself and each Lender.
13.5    It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Lender Group so as to foreclose forever the assertion by Releasor of any claims released hereby against any of the Lender Group.
13.6    If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.
14.    NOTICES. Any notice, demand or other communications which any party hereto may desire or may be required to give to any other party hereto shall be in writing, and shall be deemed given if and when personally delivered (personal delivery shall include delivery by messenger or expedited delivery service, regularly providing proof of delivery, such as Federal Express or Airborne), or when delivered (whether accepted or refused) by United States registered or certified mail, postage prepaid and return receipt requested addressed to a party at its address set forth in the Credit Agreement and/or the Guaranty/Collateral Agreement.
15.    FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
16.    Missouri Revised Statute §432.045. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH, TOGETHER WITH THE LOAN DOCUMENTS, IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
[Signatures on Following Pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered as of the day and year first above written.
BORROWER:

CPI CORP, a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

ORIGINAL GUARANTORS:

CONSUMER PROGRAMS INCORPORATED, a Missouri corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI CANADIAN HOLDINGS, INC., a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI IMAGES, L.L.C., a Missouri limited liability company

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI INTERNATIONAL HOLDINGS, INC., a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

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TEXAS PORTRAITS L.P., a Delaware limited partnership

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CENTRICS TECHNOLOGY, INC., a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

IMAGE SOURCE INC., a Missouri corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

ADDITIONAL GUARANTORS:

BELLA PICTURES HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

SANDY REALTY HOLDINGS, LLC, a Missouri limited liability company

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

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CANADIAN GUARANTORS:

CPI CORP., an unlimited liability company organized under the laws of Nova Scotia

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI PORTRAIT STUDIOS OF CANADA CORP., an unlimited liability company organized under the laws of Nova Scotia

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI CANADIAN IMAGES, an Ontario partnership

By: CPI PORTRAIT STUDIOS OF CANADA CORP., an unlimited liability company organized under the laws of Nova Scotia, its partner

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

By: CPI CORP., an unlimited liability company organized under the laws of Nova Scotia, its partner

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

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BANK OF AMERICA, N.A., as Administrative Agent for the various financial institution parties identified as Lenders, as Issuing Lender, and as a Lender

By: /s/ Colin J. McClary
Name: Colin J. McClary
Title: SVP

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FIFTH THIRD BANK, as a Lender

By: /s/ Steven J. Englehart
Name: Steven J. Engelhart
Title: Vice President

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THE PRIVATE BANK AND TRUST COMPANY, as a Lender

By: /s/ Joseph G. Fudez
Name: Joseph G. Fudez
Title: Managing Director

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ASSOCIATED BANK, N.A., as a Lender

By: /s/ Dan Maher
Name: Dan Maher
Title: SVP

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EXHIBIT A

NOI

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